Exhibit 99.1

Unaudited Pro Forma Consolidated Financial Statements

On July 7, 2022, Cedar Realty Trust, Inc. (the “Company”) and certain of its subsidiaries completed the previously-announced sale of 33 grocery-anchored shopping centers and two redevelopment properties (the “Portfolio”) to DRA Fund X-B LLC, a Delaware limited liability company and KPR Centers LLC, a Delaware limited liability company for total gross proceeds of approximately $879 million, including assumed debt, before customary closing and transaction costs. The Portfolio totals approximately 4,903,000 square feet.

The following unaudited pro forma consolidated financial statements of the Company have been prepared to show the pro forma effect of the disposal of the Portfolio by applying pro forma adjustments to our historical combined financial information. The unaudited pro forma consolidated financial statements are based upon the historical consolidated financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2021, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022. The pro forma consolidated balance sheet has been prepared as if the sale of the Portfolio had occurred as of March 31, 2022. The pro forma consolidated statement of operations for the three months ended March 31, 2022 and for the year ended December 31, 2021 are presented as if the sale of the Portfolio had occurred on January 1, 2021.

The following unaudited pro forma consolidated financial information is intended to provide investors with information about the impact of the sale of the Portfolio by showing how specific transactions have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. This pro forma financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements as filed in Form 10-K for the year ended December 31, 2021 and on Form 10-Q for the three-month period ended March 31, 2022. In the opinion of management, the adjustments made to historical financial information give effect to events that are directly attributable to the disposition of the Portfolio and are factually supportable.

CEDAR REALTY TRUST, INC.

Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2022

	Historical (a)	Transaction (b)	Pro-Forma
ASSETS
Real estate:
Land	$259,968,000	$(191,103,000)	$68,865,000
Buildings and improvements	1,038,708,000	(737,666,000)	301,042,000

	1,298,676,000	(928,769,000)	369,907,000
Less accumulated depreciation	(417,298,000)	259,859,000	(157,439,000)

Real estate, net	881,378,000	(668,910,000)	212,468,000
Real estate held for sale	73,702,000	(39,217,000)	34,485,000
Investment in unconsolidated joint venture	4,809,000	(4,809,000)	—
Cash and cash equivalents	2,093,000	296,655,000	298,748,000
Restricted cash	230,000	(230,000)	—
Receivables	22,467,000	(16,950,000)	5,517,000
Other assets and deferred charges, net	37,412,000	(11,130,000)	26,282,000

TOTAL ASSETS	$1,022,091,000	$(444,591,000)	$577,500,000

LIABILITIES AND EQUITY
Mortgage loan payable	$156,599,000	$(156,599,000)	$—
Finance lease obligation	5,307,000	(5,307,000)	—
Unsecured revolving credit facility	70,000,000	(70,000,000)	—
Unsecured term loans	298,998,000	(298,998,000)	—
Accounts payable and accrued liabilities	40,072,000	(25,485,000)	14,587,000
Unamortized intangible lease liabilities	7,518,000	(2,349,000)	5,169,000

Total liabilities	578,494,000	(558,738,000)	19,756,000

Commitments and contingencies	—	—	—
Equity:
Cedar Realty Trust, Inc. shareholders’ equity:
Preferred stock	159,541,000	—	159,541,000
Common stock ($0.06 par value, 150,000,000 shares authorized, 13,637,000 and 13,658,000 shares, issued and outstanding, respectively)	819,000	—	819,000
Treasury stock (333,000 and 387,000 shares, respectively, at cost)	(10,807,000)	—	(10,807,000)
Additional paid-in capital	878,508,000	—	878,508,000
Cumulative distributions in excess of net income	(587,109,000)	113,436,000	(473,673,000)
Accumulated other comprehensive (loss)	31,000	—	31,000

Total Cedar Realty Trust, Inc. shareholders’ equity	440,983,000	113,436,000	554,419,000

Noncontrolling interests:
Limited partners’ OP Units	2,614,000	711,000	3,325,000

Total noncontrolling interests	2,614,000	711,000	3,325,000

Total equity	443,597,000	114,147,000	557,744,000

TOTAL LIABILITIES AND EQUITY	$1,022,091,000	$(444,591,000)	$577,500,000

See notes to unaudited pro forma consolidated financial statements

CEDAR REALTY TRUST, INC.

Unaudited Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2022

	Historical (c)	Transaction (d)	Pro-Forma
REVENUES
Rental revenues	$30,207,000	$(22,291,000)	$7,916,000
Other	257,000	(94,000)	163,000

Total revenues	30,464,000	(22,385,000)	8,079,000

EXPENSES
Operating, maintenance and management	7,129,000	(5,332,000)	1,797,000
Real estate and other property-related taxes	4,498,000	(3,256,000)	1,242,000
General and administrative	2,972,000	(60,000)	2,912,000
Depreciation and amortization	8,263,000	(5,762,000)	2,501,000

Total expenses	22,862,000	(14,410,000)	8,452,000

OTHER
Gain on sales	—	—	—
Transaction costs	(3,735,000)	3,735,000	—
Impairment charges	(707,000)	510,000	(197,000)

Total other	(4,442,000)	4,245,000	(197,000)

OPERATING INCOME	3,160,000	(3,730,000)	(570,000)
NON-OPERATING INCOME AND EXPENSES
Interest expense	(4,237,000)	4,237,000	—

Total non-operating income and expenses	(4,237,000)	4,237,000	—

NET (LOSS) INCOME	(1,077,000)	507,000	(570,000)
Net loss (income) attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	—	—	—
Limited partners’ interest in Operating Partnership	20,000	(3,000)	17,000

Total net loss (income) attributable to noncontrolling interests	20,000	(3,000)	17,000

NET (LOSS) INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	(1,057,000)	504,000	(553,000)
Preferred stock dividends	(2,688,000)	—	(2,688,000)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(3,745,000)	$504,000	$(3,241,000)

NET LOSS PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED):	$(0.28)	$0.04	$(0.25)

Weighted average number of common shares - basic and diluted	13,285,000	13,285,000	13,285,000

See notes to unaudited pro forma consolidated financial statements

CEDAR REALTY TRUST, INC.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2021

	Historical (e)	Transaction (f)	Pro-Forma
REVENUES
Rental revenues	$126,451,000	$(88,205,000)	$38,246,000
Other	1,099,000	(683,000)	416,000

Total revenues	127,550,000	(88,888,000)	38,662,000

EXPENSES
Operating, maintenance and management	26,817,000	(19,518,000)	7,299,000
Real estate and other property-related taxes	19,629,000	(13,040,000)	6,589,000
General and administrative	18,033,000	(222,000)	17,811,000
Depreciation and amortization	39,454,000	(27,313,000)	12,141,000

Total expenses	103,933,000	(60,093,000)	43,840,000

OTHER
Gain on sales	49,904,000	(1,046,000)	48,858,000
Impairment charges	(99,888,000)	33,913,000	(65,975,000)

Total other	(49,984,000)	32,867,000	(17,117,000)

OPERATING (LOSS) INCOME	(26,367,000)	4,072,000	(22,295,000)
NON-OPERATING INCOME AND EXPENSES
Interest expense	(18,636,000)	18,636,000	—

Total non-operating income and expenses	(18,636,000)	18,636,000	—

NET (LOSS) INCOME	(45,003,000)	22,708,000	(22,295,000)
Net loss (income) attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	(425,000)	—	(425,000)
Limited partners’ interest in Operating Partnership	329,000	(133,000)	196,000

Total net loss (income) attributable to noncontrolling interests	(96,000)	(133,000)	(229,000)

NET (LOSS) INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	(45,099,000)	22,575,000	(22,524,000)
Preferred stock dividends	(10,752,000)	—	(10,752,000)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(55,851,000)	$22,575,000	$(33,276,000)

NET LOSS PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED):	$(4.24)	$1.71	$(2.53)

Weighted average number of common shares - basic and diluted	13,213,000	13,213,000	13,213,000

See notes to unaudited pro forma consolidated financial statements

Cedar Realty Trust, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2022

(a)

Historical Balances – Reflects the unaudited consolidated balance sheet of the Company as contained in its historical unaudited consolidated financial statements included in its Form 10-Q as of and for the three months ended March 31, 2022, previously filed with the SEC on May 5, 2022.

(b)

Transaction – Represents the de-recognition of carrying amounts at March 31, 2022, for the assets and the related accumulated depreciation and working capital assets and liabilities related to the Portfolio and reflects the net cash proceeds from the sale used to pay down debt.

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2022

(c)

Historical Operating Results – Reflects the audited consolidated statement of operations of the Company as contained in its historical unaudited consolidated financial statements for the three months included in its Form 10-Q as of and for the three months ended March 31, 2022 previously filed with the SEC on May 5, 2022.

(d)

Transaction – Represents the historical combined revenues and expenses of the Portfolio for the three months ended March 31, 2022 as if the disposition had occurred on January 1, 2021, and reflects a reduction of interest expense related to the pay down of debt.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2021

(e)

Historical Operating Results – Reflects the audited consolidated statement of operations of the Company as contained in its historical audited consolidated financial statements included in its Annual Report on Form 10-K as of and for the year ended December 31, 2021, previously filed with the SEC on March 10, 2022.

(f)

Transaction – Represents the historical combined revenues and expenses of the Portfolio for the twelve months ended December 31, 2021 as if the disposition had occurred on January 1, 2021, and reflects a reduction of interest expense related to the pay down of debt.